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                                                                    Exhibit 23.2

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Experts" and to the use of our report dated November 6, 1998 in the Registration Statement on Form S-3 and related Prospectus of Sonic Foundry, Inc. for the registration of 1,085,610 shares of Common Stock issuable upon conversion of Debentures and Warrants.


                                                /s/ Ernst & Young LLP
                                                    Ernst & Young LLP

Milwaukee, Wisconsin
November 5, 1999